SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


 Date of Report (Date of earliest event reported) April 11, 2000

                    BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


     Pennsylvania                    0-10822                 25-1229323
 (State of other jurisdiction   (Commission File Number)  (IRS Employer
  of incorporation)                                       Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)







Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.

          After completing additional due diligence, the Company announced that it had decided not to invest in P.F. Environmental, Inc. The April 12, 2000 release followed the Company's earlier statement that it intended to purchase a majority interest in that company.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not Applicable.
          (b)  Pro Forma Financial Information - Not Applicable.
          (c)  Exhibits - Press Release.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.

                                   by  /s/   Fred E. Cooper
                                         Fred E. Cooper, CEO
DATED:  April 11, 2000






                                                  BICO
                                       BIOCONTROL TECHNOLOGY, INC
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release

Investors                                              Media
Diane McQuaide                                         Susan Taylor
1.412.429.0673  phone                                  1.412.429.0673 phone
1.412.279.9690  fax                                    1.412.279.5041 fax


  BIOCONTROL TECHNOLOGY INTENDS TO PURCHASE CONTROLLING  INTEREST
            IN LEADING ENVIRONMENTAL TECHNOLOGY COMPANY


     Pittsburgh, PA - April 11, 2000 - Biocontrol Technology, Inc. (OTCBB:BICO) announced today that it intends to purchase a fifty-two percent interest in PF Environmental Technologies, Inc. (PF Environmental), a leader in the beneficial reuse, waste minimization and recycling industry, subject to the completion of due diligence.
     PF Environmental presently has multiple-year contracts with Wheeling-Pittsburgh Steel Corporation, Southdown Cement, ALCOSAN, and Allegheny Energy Systems (AES). Those contracts generated gross revenues in excess of 2 million dollars in 1999, and PF Environmental anticipates these contracts will generate revenues in excess of 7 million dollars for the year 2000 and 10 million dollars for the year 2001.
     Once the purchase is finalized, PF Environmental will bring immediate revenue to Biocontrol through its existing contracts, which service the steel, cement, biosolids waste and utility industries by providing the development and operation of innovative, efficient and cost effective solutions to byproduct and management issues. Established in 1994, PF Environmental is headquartered in New Castle, PA.
     According to Biocontrol CEO Fred E. Cooper, "Part of Biocontrol's long-term business plan is to invest in emerging companies with existing revenue, excellent growth potential, and the ability to positively impact our environment. We believe PF Environmental is a great addition."
     David Richards, COO of PF Environmental, said, "There is great demand for our products and processes across the country. Biocontrol's investment will help PF Environmental achieve its long-term goals of expanding into the national environmental market. And we believe that PF Environmental can assist Biocontrol with its goals of expanding revenues and impacting the environment."
     PF Environmental products include:
     BTDT (Better Than Dirt), a "synthetic soil" derived from a byproduct of the cement industry and wastewater sludge and used as daily cover for landfills. PF Environmental has successfully implemented its BTD process at Allegheny County Sanitary Authority, and New Castle, PA and Ellwood City, PA sanitary facilities under two 4-year contracts.
     GypsynT is a process that refines scrubber sludge from power plants making it reusable in the cement manufacturing process. The company has a fifteen-year contract to remove scrubber sludge from AES' Beaver Valley Cogeneration Plant. The sludge is refined and the Gypsyn product is sold under a 7-year contract to Southdown Cement's Wampum and Neville Island facilities in Pennsylvania.
     Re-BlockT, a process that combines byproducts from the cement industry with steel dust and sludge to form a block product which can be reused in the steel-making process. After conducting a successful on-site trial, the company has entered into a 7-year agreement to implement the process at Wheeling-Pitt Steel Company.
     Biocontrol Technology has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products. The company's subsidiaries include Diasensor.com, Inc., IDT, Inc., and Petrol Rem, Inc. Biocontrol subsidiary Petrol Rem, Inc. also impacts the environment positively as it manufactures and internationally markets unique products and support services designed to be easy, one-step methods for cleaning up oil spills and returning sites to their original state.



WEBSITE:  www.bico.com
INVESTOR RELATIONS NEWSLINE NUMBER: 1.800.357.6204








                                                  BICO
                                       BIOCONTROL TECHNOLOGY, INC
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release

Investors                                              Media
Diane McQuaide                                         Susan Taylor
1.412.429.0673  phone                                  1.412.429.0673 phone
1.412.279.9690  fax                                    1.412.279.5041 fax


                        BIOCONTROL TECHNOLOGY CANCELS PLANS
                           TO INVEST IN PF ENVIRONMENTAL

     Pittsburgh, PA - April 13, 2000 - Biocontrol Technology, Inc. (OTCBB:BICO) announced today that it has decided to cancel its plans to invest in PF Environmental Technologies, Inc. The Company's due diligence and recently released information regarding PF Environmental led to the decision by the Board of Directors.
     Biocontrol Technology has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products. The company's subsidiaries include Diasensor.com, Inc., IDT, Inc., and Petrol Rem, Inc. Biocontrol subsidiary Petrol Rem, Inc. also impacts the environment positively as it manufactures and internationally markets unique products and support services designed to be easy, one-step methods for cleaning up oil spills and returning sites to their original state.



WEBSITE:  www.bico.com
INVESTOR RELATIONS NEWSLINE NUMBER: 1.800.357.6204